UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2020, the board of directors (the “Board”) of Vistra Corp. (the “Company”) approved Jim Burke as President and Chief Financial Officer of the Company effective immediately. Mr. Burke previously served as Executive Vice President and Chief Operating Officer of the Company since the Company’s formation in October 2016. Prior to that time, since 2004, he served in multiple leadership roles at TXU Corp. and Energy Future Holdings Corp., the Company’s predecessors, including serving as the President and Chief Executive Officer of TXU Energy, the Company’s retail electric provider operating subsidiary, from 2008 to 2016.

Mr. Burke’s appointment followed David A. Campbell’s announcement on December 4, 2020 of his intention to resign from the position of Executive Vice President and Chief Financial Officer of the Company. Mr. Campbell’s resignation from his positions is effective on December 7, 2020. Mr. Campbell is leaving to assume the position of chief executive officer of Evergy, Inc., a regulated utility headquartered in Kansas City, Missouri, and his departure is not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its controls or financial related matters.

Item 7.01	Regulation FD Disclosure

On December 8, 2020, the Company issued a press release regarding these matters, a copy of which is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and in the press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 8, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: December 8, 2020	/s/ Yuki Whitmire
	Name:	Yuki Whitmire
	Title:	Vice President, Associate General Counsel, and Corporate Secretary